EXHIBIT 10.1.2
                      THIRD AMENDMENT TO
                     THE COCA-COLA COMPANY
                 KEY EXECUTIVE RETIREMENT PLAN
             AS AMENDED AND RESTATED MARCH 11, 1991,
                    EFFECTIVE JANUARY 1, 1990


WHEREAS, pursuant to Section 7.5 of The Coca-Cola Company Key Executive Retirement Plan, as amended and restated effective January 1, 1990 by indenture dated March 11, 1991, which was last amended by the Second Amendment (the "Plan"), the Key Executive Retirement Plan Committee (the "Committee") has the authority to amend the Plan; and

WHEREAS, the Chief Executive Officer ("CEO") of The Coca-Cola Company (the "Company") has appointed the same members to the Plan's Committee and to each committee serving as plan administrator for eight other Company retirement plans, thereby effectively consolidating administration of the plans under a single committee; and

WHEREAS, the Company wishes to incorporate the concept of a single administrative committee, henceforth to be known as the Corporate Retirement Plan Administrative Committee, within the terms of the relevant plans; and

WHEREAS, the Company wishes to transfer authority to appoint and remove members of said committee from the CEO to the Vice
President of Human Resources; and

WHEREAS, by resolutions duly adopted, the Committee has approved amendments to the Plan and eight other retirement plans in order to reflect the renaming of the Committee and the change in the person authorized to designate membership in the Committee, subject to ratification of the amendments by the CEO;

NOW, THEREFORE, the Plan is hereby amended, effective July 1, 1998, in the following respects:

1. Sections 2.1(c) and 7.2 of the Plan shall be amended by deleting the term "Chief Executive Officer" from all places where the same appears and by substituting therefor "Vice
        President of Human Resources."

2.	Section 7.2 of the Plan shall be amended further by
        deleting "Key Executive Retirement Plan Committee" from the section heading and by replacing it with "Corporate Retirement Plan Administrative Committee." In addition, the term "CEO" shall be deleted wherever the same appears therein and "VPHR" shall be inserted in lieu thereof.

Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Third Amendment.

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IN WITNESS WHEREOF, the undersigned duly authorized
representatives of the Committee have executed this Third
Amendment to the Plan, and the CEO has ratified the same, as of the 9th day of July, 1998.


                                  CORPORATE RETIREMENT PLAN
	      	                  ADMINISTRATIVE COMMITTEE
                                  (FORMERLY THE KEY EXECUTIVE
                                  RETIREMENT PLAN COMMITTEE)


                                  By:  /s/ C. Ron Cheeley
                                    Chairman


ATTEST:


/s/ William J. Wortman
Secretary

                                  RATIFIED BY:


                                  /s/ M. Douglas Ivester
                                    Chief Executive Office
                                    The Coca-Cola Company



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